                                                                  Exhibit (e)(1)

[AIG(R) LOGO]                                         Life Insurance Application
AMERICAN GENERAL                                                          Part A

[ ]  American General Life Insurance Company, Houston, TX
[ ]  The United States Life Insurance Company in the City of New York, New York,
     NY
[ ]  AIG Life Insurance Company, Wilmington, DE

Member companies of American International Group, Inc.

The insurance company checked above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.

                              Personal Information

1.   Primary Proposed Insured
     Name                                                                            Social Security #
          --------------------------------------------------------------------------                   -----------------------------
     Sex [ ]M [ ]F Birthplace* (state, country)                                      Date of Birth                  Current Age
                                                ------------------------------------               ----------------             ----
     Tobacco Use Have you ever used any form of tobacco or nicotine products? [ ]yes [ ]no If yes, date of last use
                                                                                                                    ----------------
     If yes, type and quantity of tobacco or nicotine products used
                                                                    ----------------------------------------------------------------
     Driver's License lyes lno Number                                                 License State
                                      -----------------------------------------------               --------------------------------
     U.S. Citizen [ ]yes [ ]no If no, Date of Entry                           Visa Type                    Exp. Date
                                                   --------------------------           ------------------          ----------------
     Address                                         City, State                                   ZIP
             ---------------------------------------             ---------------------------------     -----------------------------
     Home Phone (      )                   Work Phone (      )                     Email
                --------------------------            ----------------------------       -------------------------------------------
     Employer                            Occupation                                Length of Employment
              --------------------------            ------------------------------                      ----------------------------
     Employer Address                                                 City, State                    ZIP
                      -----------------------------------------------             ------------------     ---------------------------
     Duties
            ------------------------------------------------------------------------------------------------------------------------
     Personal Earned Income $                       Household Income $                           Net Worth $
                              ---------------------                    -------------------------             -----------------------
     If Primary Proposed Insured is a child or is age 18 or over and not self-supporting, what amount of insurance is in force on
     any of the following: Spouse $                     Father $                 Mother $                  Siblings $
                                    -------------------          ---------------          ----------------            --------------
2.   Other Proposed Insured

     Name                                                                            Social Security #
          --------------------------------------------------------------------------                   -----------------------------
     Sex [ ]M [ ]F Birthplace* (state, country)                                      Date of Birth                  Current Age
                                                ------------------------------------               ----------------             ----
     Relationship to Primary Proposed Insured
                                              --------------------------------------------------------------------------------------
     Tobacco Use Have you ever used any form of tobacco or nicotine products? [ ]yes [ ]no If yes, date of last use
                                                                                                                    ----------------
     If yes, type and quantity of tobacco or nicotine products used
                                                                    ----------------------------------------------------------------
     Driver's License [ ]yes [ ]no Number                                                 License State
                                          -------------------------------------------                    ---------------------------
     U.S. Citizen [ ]yes [ ]no If no, Date of Entry                           Visa Type                    Exp. Date
                                                   --------------------------           ------------------          ----------------
     Address                                         City, State                                   ZIP
             ---------------------------------------             ---------------------------------     -----------------------------
     Home Phone (      )                   Work Phone (      )                     Email
                --------------------------            ----------------------------       -------------------------------------------
     Employer                            Occupation                                Length of Employment
              --------------------------            ------------------------------                      ----------------------------
     Employer Address                                                 City, State                    ZIP
                      -----------------------------------------------             ------------------     ---------------------------
     Duties
            ------------------------------------------------------------------------------------------------------------------------
     Personal Earned Income $                       Household Income $                           Net Worth $
                              ---------------------                    -------------------------             -----------------------

                                    Ownership

3.   A.   Complete if the Primary Proposed Insured is not the Owner (If contingent Owner is required, use Remarks section.)

          Name                                 Social Security or Tax ID #                       Date of Birth
              --------------------------------                             ---------------------               ---------------------
          Address                                          City, State                                          ZIP
                  ----------------------------------------             ----------------------------------------    -----------------
          Home Phone (    )                                     Relationship to Primary Proposed Insured
                     ------------------------------------------                                          ---------------------------
          Email
                --------------------------------------------------------------------------------------------------------------------

     B.   Complete if Owner is a trust (If trustee is premium payor, also complete section 14 D.)

          Exact Name of Trust                                                          Trust Tax ID #
                              --------------------------------------------------------                ------------------------------
          Address                                        City, State                                      ZIP
                  --------------------------------------             ------------------------------------    -----------------------
          Email
                --------------------------------------------------------------------------------------------------------------------
          Current Trustee(s)                                                                 Date of Trust
                             ---------------------------------------------------------------               -------------------------
     *for identification purposes only

AGLC100565-2006                    Page 1 of 6

                               Product Information

4.   Product Name (Complete appropriate supplemental application if applicable.)
                                                                                 ---------------------------------------------------
     Amount Applied For: Base Coverage $                                Supplemental Coverage (If applicable) $
                                         ------------------------------                                         --------------------
     Death Benefit Compliance Test Used (If applicable): [ ]Guideline Premium [ ]Cash Value Accumulation
     Automatic Premium Loan (If applicable): [ ]Yes [ ]No Premium Class Quoted
                                                                               -----------------------------------------------------
     Reason for Insurance
                          ----------------------------------------------------------------------------------------------------------

5.   Dividend Options (For participating policy only.)
     [ ]Cash [ ]Premium Reduction [ ]Paid-up Additions [ ]Deposit Earning Interest [ ]Other (Explain)
                                                                                                      ------------------------------

6.   Premium Allocation (For Indexed UL only if applicable.)
     Indicate how each premium received is to be allocated. Total allocations must equal 100%. Use whole percentage only.
     Indexed Interest Account               % Excess Interest Account               % Total 100%
                              --------------                          --------------

7.   Death Benefit Options (For UL & VUL only.) [ ]Option 1 - Level [ ]Option 2 - Increasing [ ]Option 3 - Level Plus Return of
     Premium

8.   Riders/Benefits
     [ ]Child Rider Amount $                            (Complete Child Rider Attachment) or [ ]No current children
                             --------------------------
     [ ]Waiver of Premium [ ]Waiver of Monthly Deduction [ ]Waiver of Monthly Guarantee Premium
     [ ]Maturity Extension Rider - Accumulation Value [ ]Maturity Extension Rider - Death Benefit [ ]Terminal Illness Rider
     [ ]Accidental Death Benefit Amount $                       [ ]Other Insured/Spouse Rider Amount $
                                          ---------------------                                       ----------------------
     [ ]Disability Income Rider (Complete the following if DI Rider is requested)
        Number of Units (1 unit = $100):                                          Occupational Class (Please check): [ ]1 [ ]2
                                         ----------------------------------------
     [ ]Adjustable Return of Premium Rider - (Provide % of Premium)
                                                                    ----------------------------------------------------
     [ ]Scheduled Increase Rider
     [ ]Other Riders/Benefits #1                                              Amount/Unit(s)
                                 --------------------------------------------                ------------------------
     [ ]Other Riders/Benefits #2                                              Amount/Unit(s)
                                 --------------------------------------------                ------------------------

                                   Beneficiary

9.   Primary      Name                                     Relationship                    Share         %
                       ---------------------------------                ------------------       --------
                  Name                                     Relationship                    Share         %
                       ---------------------------------                ------------------       --------
                  Name                                     Relationship                    Share         %
                       ---------------------------------                ------------------       --------
                  Name                                     Relationship                    Share         %
                       ---------------------------------                ------------------       --------

10.  Contingent   Name                                     Relationship                    Share         %
                       ---------------------------------                ------------------       --------
                  Name                                     Relationship                    Share         %
                       ---------------------------------                ------------------       --------
                  Name                                     Relationship                    Share         %
                       ---------------------------------                ------------------       --------

11.  Trust Information (if Beneficiary) Exact Name of Trust
                                                            ------------------------------------------------------------------------
     Trust Tax ID #                         Current Trustee(s)                                   Date of Trust
                    -----------------------                    ---------------------------------               ---------------------

12.  Rider Beneficiaries (Complete if other than Primary Proposed Insured.)
     Other Insured/Spouse Rider                                                   Relationship
                                -------------------------------------------------              -------------------------------------
     Child Rider                                                                  Relationship
                 ----------------------------------------------------------------              -------------------------------------

                                Business Coverage

13.  Business Insurance Details (Complete only if applying for business coverage.)
     Does any Proposed Insured have an ownership interest in the business? [ ]yes [ ]no
     If yes, what is the percentage of ownership for the: Primary Proposed Insured              % Other Proposed Insured           %
                                                                                   -------------                        -----------
     Net Profit of Business $                        Fair Market Value of Business $
                              ----------------------                                 ----------------
     If buy-sell, stock redemption, or key person insurance, will all partners or key people be covered? [ ]yes [ ]no

     Describe any special circumstances.
                                         -------------------------------------------------------------------------------------------

AGLC100565-2006                    Page 2 of 6

                                     Premium

14.  Premium Payment [ ]Modal $                         [ ]Single $                      [ ]Additional Initial $
                                -----------------------             --------------------                         -------------------
     A.   Frequency of modal premium: [ ]Annual [ ]Semi-annual [ ]Quarterly [ ]Monthly (Bank Draft only)

     B.   Method: [ ]Direct Billing [ ]Bank Draft (Complete Bank Draft Authorization.) [ ]List Bill: Number
                                                                                                            ------------------------
          [ ]Credit Card - Initial Premium Only (Complete Credit Card Authorization.)
          [ ]Other (Please explain.)
                                     -----------------------------------------------------------------------------------------------
     C.   Amount submitted with application $
                                              --------------------------------------------------------------------------------------
     D.   Premium Payor (Complete if other than Owner.)
          Name                                                          Social Security or Tax ID #
               --------------------------------------------------------                             --------------------------------
          Relationship to Primary Proposed Insured
                                                   ---------------------------------------------------------------------------------
          Address                                           City, State                                  ZIP
                  -----------------------------------------             --------------------------------     -----------------------

                  Limited Temporary Life Insurance Eligibility

15.  Health and Age Questions (Regarding the Primary Proposed Insured and the Other Proposed Insured under a joint life or survivorship policy, if the correct answer to either question below is "yes" or any question is answered falsely or left blank, coverage is not available under the Limited Temporary Life Insurance Agreement ("LTLIA") and it is void, and any payment submitted will be refunded. Read the LTLIA for additional terms and conditions of coverage.)

     A.   Has any Proposed Insured ever had a heart attack, stroke, cancer, diabetes or disorder of the immune system, or during the last two years been confined in a hospital or other health care facility or been advised to have any diagnostic test or surgery not yet performed? [ ]yes [ ]no

     B.   Is any Proposed Insured age 71 or above? [ ]yes [ ]no

                                Existing Coverage

16.  Existing Coverage

     A.   Life and Annuity Coverage

          Does any Proposed Insured have any existing or pending annuities or life insurance policies? [ ]yes [ ]no
          (If yes, complete the following regarding such annuities or life insurance policies.)
          Type: i = individual, b= business, g=group, p=pending life insurance or annuity

     Name of       Policy                         Type(s)       Year      Face
Proposed Insured   Number   Insurance Company   (see above)   of Issue   Amount   Replace*       1035 Ex
                                                                                  [ ]yes [ ]no   [ ]yes
----------------   ------   -----------------   -----------   --------   ------
                                                                                  [ ]yes [ ]no   [ ]yes
----------------   ------   -----------------   -----------   --------   ------
                                                                                  [ ]yes [ ]no   [ ]yes
----------------   ------   -----------------   -----------   --------   ------
                                                                                  [ ]yes [ ]no   [ ]yes
----------------   ------   -----------------   -----------   --------   ------

          *    Replace means that the insurance being applied for may replace, change or use any monetary value of any existing or pending life insurance policy or annuity. If replacement may be involved, complete and submit replacement-related forms. Please note: certain states require completion of replacement related forms even when other life insurance or annuities are not being replaced by the policy being applied for.

     B.   Disability Coverage (Complete only if Disability Income Rider coverage requested.)
          Does any Proposed Insured have any existing or pending Disability insurance policies? [ ]yes [ ]no
          (If yes, complete the following regarding existing and pending disability insurance)


                    Benefit   Benefit   Elimination    Year
Insurance Company    Amount    Period      Period     Issued

-----------------   -------   -------   -----------   ------

-----------------   -------   -------   -----------   ------

-----------------   -------   -------   -----------   ------

-----------------   -------   -------   -----------   ------

AGLC100565-2006                    Page 3 of 6

                              Nonmedical Questions

17.  Background Information (Complete questions A through F. If yes answer applies to any Proposed Insured, provide details specified after each question.)

     A.   Does any Proposed Insured intend to travel or reside outside of the United States or Canada within the next two years?
                                                                                                                        [ ]yes [ ]no
          (If yes, list country, date, length of stay and purpose.)
                                                                    ----------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

     B.   In the past five years, has any Proposed Insured participated in, or does he or she intend to participate in: any flights as a trainee, pilot or crew member; scuba diving; skydiving or parachuting; ultralight aviation; auto racing; cave
          exploration; hang gliding; boat racing; mountaineering; extreme sports or other hazardous activities?         [ ]yes [ ]no

          (If yes, circle or list the applicable activities and complete the Aviation and/or Avocation Questionnaire.)
                                                                                                                       -------------

          --------------------------------------------------------------------------------------------------------------------------

     C.   Has any Proposed Insured:

          1)   During the past 90 days submitted an application for life insurance to any company or begun the process of filling
               out an application?                                                                                      [ ]yes [ ]no

          (If yes, list company name, amount applied for, purpose of insurance and if application will be placed.)
                                                                                                                   -----------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          2)   Ever had a life or disability insurance application modified, rated, declined, postponed, withdrawn, canceled or
               refused for renewal?                                                                                     [ ]yes [ ]no
          (If yes, list date and reason.)
                                          ------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

     D.   Has any Proposed Insured ever filed for bankruptcy?                                                           [ ]yes [ ]no
          (If yes, list chapter filed, date, reason and discharge date.)
                                                                         -----------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

     E.   In the past five years, has any Proposed Insured been charged with or convicted of driving under the influence of alcohol
          or drugs or had any driving violations?                                                                       [ ]yes [ ]no
          (If yes, list date, state, license no. and specific violation.)
                                                                          ----------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

     F.   Has any Proposed Insured ever been convicted of or pled guilty or no contest to a criminal offense or currently have any
          felony or misdemeanor charge pending?                                                                         [ ]yes [ ]no

          (If yes, list date, state and charge.)
                                                ------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

                                     Remarks

18.  Details and Explanations
                              ------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

AGLC100565-2006                    Page 4 of 6

American General Life Insurance Company,             AIG Life Insurance Company,
Houston, TX                                          Wilmington, DE
The United States Life Insurance Company in the City of New York, New York, NY

The above listed life insurance company ("Company") as selected on page one of this application is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.

   Agreement, Authorization to Obtain and Disclose Information and Signatures

I, the Primary Proposed Insured and Owner signing below, agree that I have read the statements contained in this application and any attachments or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and if applicable, related attachments including supplement(s) and addendum(s); and (2) shall be the basis for any policy and any rider(s) issued. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

Except as may be provided in any Limited Temporary Life Insurance Agreement, I understand and agree that even if I paid a premium no insurance will be in effect under this application, or under any new policy or any rider(s) issued by the Company, unless or until all three of the following conditions are met: (1) the policy has been delivered and accepted; and (2) the full first modal premium for the issued policy has been paid; and (3) there has been no change in the health of any Proposed Insured(s) that would change the answers to any questions in the application before items (1) and (2) in this paragraph have occurred. I understand and agree that if all three conditions above are not met: (1) no insurance will begin in effect; and (2) the Company's liability will be limited to a refund of any premiums paid, regardless of whether loss occurs before premiums are refunded.

Limited Temporary Life Insurance Agreement ("LTLIA") - If I have received and accepted the LTLIA, I understand and agree that such insurance is available only on the life of the Primary Proposed Insured under the life policy (and the Other Proposed Insured under a joint and survivorship life policy, if applicable) and only if the following four conditions are met: (1) the full first modal premium is submitted with this application and paid; and (2) only "no" answers have been truthfully given to the Health and Age Questions in section 15; and (3) Part A and Part B of the application must be completed, signed and dated; and (4) all medical exam requirements must be satisfied. I understand and agree that such insurance is not available with any riders or any accident and/or health insurance.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy or have been read the Notices to the Proposed Insured(s).

I give my consent to all of the entities listed below to give to the Company, its legal representatives, American General Life Companies LLC ("AGLC") (an affiliated service company), and affiliated insurers all information they have pertaining to: medical consultations; treatments; surgeries; hospital confinements for physical and/or mental conditions; use of drugs or alcohol; drug prescriptions; or any other information for me, my spouse or my minor children. Other information could include items such as: personal finances; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or foreign travel, etc. I give my consent for the information outlined above to be provided by: any physician or medical practitioner; any hospital, clinic or other health care facility; pharmacy benefit manager or prescription database; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I understand the information obtained will be used by the Company to determine:
(1) eligibility for insurance; and (2) eligibility for benefits under an existing policy. Any information gathered during the evaluation of my application may be disclosed to: reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.

I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn: Underwriting Department at P.O. Box 1931, Houston, TX 77251-1931.

This consent will be valid for 24 months from the date of this application. I agree that a copy of this consent will be as valid as the original. I authorize AGLC or affiliated insurers to obtain an investigative consumer report on me. I understand that I may: request to be interviewed for the report; and receive, upon written request, a copy of such report. [ ]Check if you wish to be interviewed.

IRS Certification: Under penalties of perjury, I certify: (1) that the number shown on this application is my correct Social Security or Tax ID number; and
(2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code; and (3) that I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require my consent to any provisions of this document other than the certifications required to avoid backup withholding. You must cross out item (2) if you are subject to backup withholding and cross out item (3) if you are not a U.S. person (including a U.S. resident alien).

Proposed Insured(s)/Owner Signature

Signed at (city, state)                           On (date)
                        -------------------------           --------------------

Primary Proposed Insured X
                           -----------------------------------------------------
                              (If under age 15, signature of parent or guardian)

Other Proposed Insured X
                         -------------------------------------------------------
                            (If under age 15, signature of parent or guardian)

Owner (If other than Primary Proposed Insured) X
                                                 -------------------------------
Agent(s) Signature(s)

I certify that the information supplied by the Primary Proposed Insured(s)/Owner has been truthfully and accurately recorded on the Part A application.

Writing Agent Name (please print)                  Writing Agent #
                                  ----------------                 -------------
Writing Agent Signature X                         Countersigned
                          -----------------------               ----------------
                                     (Licensed resident agent if state required)

AGLC100565-2006                    Page 5 of 6

                                 Agent's Report

1.   Statements

A.   Number of years you have known Primary Proposed Insured:
                                                              ------------------
                                     Other Proposed Insured:
                                                             -------------------

B.   Does any Proposed Insured have any existing or pending annuities or life
     insurance policies?                                            [ ]yes [ ]no

     If yes, do you have any information that indicates that any Proposed Insured may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity with any company in connection
     with the purchase of insurance?                                [ ]yes [ ]no

     (If yes, please provide details in the Remarks section below and attach all replacement-related forms. Certain states require completion of replacement-related forms even when other life insurance or annuities are not being replaced by the policy being applied for.)

C. Are you aware of any other information that would adversely affect any Proposed Insured's eligibility, acceptability, or insurability? (If yes, please provide details in the Remarks section below, and do not provide
     limited temporary life insurance.)                             [ ]yes [ ]no

D.   Did you provide the Owner with a Limited Temporary Life Insurance
     Agreement?                                                     [ ]yes [ ]no

2. Remarks, Details and Explanations (Please include information on any collateral assignment, etc.)

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

3.   Commission, Agent/Agency Information (Please list servicing agent first.)

                                                                 Percent
Agent(s) to Receive Commission   Agency Number   Agent Number   of Split
                                                                         %
------------------------------   -------------   ------------   ---------
                                                                         %
------------------------------   -------------   ------------   ---------
                                                                         %
------------------------------   -------------   ------------   ---------
                                                                         %
------------------------------   -------------   ------------   ---------

     Writing Agent Name (Please print)                         Date
                                       -----------------------      ------------

     Writing Agent Signature X
                               -------------------------------------------------

     State License #                                         Phone #
                     ---------------------------------------         -----------

     Email                                                 Fax #
           -----------------------------------------------       ---------------

For Home Office use

Processing Center               Contact Person               Phone #
                 --------------                -------------         -----------
Servicing Agent (if other than writing agent) send policy/delivery requirements to
   -------------------------------------------------

AGLC100565-2006                    Page 6 of 6

BANK DRAFT AUTHORIZATION

[ ]  American General Life      [ ]  The United States Life Insurance Company      [ ]  AIG Life Insurance
     Insurance Company,              in the City of New York,                           Company,
     Houston, TX                     New York, NY                                       Wilmington, DE

The company checked above ("Company") will withdraw the premiums from the specified account. "You", "your", "I", and "me" refer to the bank account Owner whose name appears below.

How Automatic Bank Draft Works: Automatic bank draft is a debit service that offers a convenient way to pay life insurance premiums. The Company will collect the life insurance premiums from your bank account electronically - you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipts for payment of your premium.

                         Automatic Bank Draft Agreement

I hereby authorize and request the Company to initiate electronic or other commercially accepted-type debits against the indicated bank account in the depository institution named ("Depository") for the payment of premiums and other indicated charges due on the insurance policy, and to continue to initiate such debits in the event of a conversion, renewal, or other change to any such contract(s). I hereby agree to indemnify and hold the Company harmless from any loss, claim, or liability of any kind by reason or dishonor of any debit.

I understand that this authorization will not affect the terms of the contract(s), other than the mode of payment, and that if premiums are not paid within the applicable grace period, the contract(s) will terminate, subject to any applicable nonforfeiture provision. I acknowledge that the debit appearing on my bank statement shall constitute my receipt of payment, but no payment is deemed made until the Company receives actual payment.

I agree that this authorization may be terminated by me or the Company at any time and for any reason by providing written notice of such termination to the nonterminating party and may be terminated by the Company immediately if any debit is not honored by the Depository named for any reason.

This must be dated and signed by the bank account Owner(s) as his/her name appears on bank records for the account provided on this authorization.

Financial Institution Name
                           -----------------------------------------------------

Financial Institution Address                City, State             ZIP
                              --------------             -----------     -------

Routing Number
               -----------------------------------------------------------------
Account Number
               -----------------------------------------------------------------

Type of Account: [ ]Checking [ ]Savings         Credit Union: [ ]yes [ ]no

Name of Primary Proposed Insured                     Premium Amount $
                                 -------------------                  ----------
Frequency: [ ]Annual   [ ]Semi-annual   [ ]Quarterly   [ ]Monthly

Preferred Withdrawal Date (1st-28th)
                                     -------------------------------------------
[ ]Please debit my account for all outstanding premiums due.

Print Bank Account Owner(s) Name
                                 -----------------------------------------------
Signature(s) of Bank Account Owner(s) X
                                       -----------------------------------------

Please attach voided check or deposit slip.

AGLC102113

           Detach this page and leave it with the Proposed Insured(s)

                       NOTICES TO THE PROPOSED INSURED(S)

American General Life   The United States Life Insurance Company   AIG Life Insurance
Insurance Company,      in the City of New York,                   Company,
Houston, TX             New York, NY                               Wilmington, DE

The life insurance company checked on page 1 of your application ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments. This notice is provided on behalf of the Company and American General Life Companies LLC, an affiliated service company.

FAIR CREDIT REPORTING ACT

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C. 1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life or health insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics and mode of living.

This information may be obtained through personal interviews with your neighbors, friends, associates and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:

P.O. Box 1931
Houston, TX 77251-1931

Upon receipt of such a request, the Company will respond by mail within five business days.

MEDICAL INFORMATION BUREAU

Information regarding your insurability will be treated as confidential. The Company, or its reinsurers may, however, make a brief report thereon to MIB, a not-for-profit membership organization of insurance companies, which operates an information exchange on behalf of its Members. If you apply to another MIB Member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIB, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, MIB will arrange disclosure of any information it may have in your file. Please contact MIB at 866-692-6901 (TTY 866-346-3642). If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of MIB's information office is Post Office Box 105, Essex Station Boston, Massachusetts 02112.

The Company, or its reinsurers, may also release information in its file to other insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law.

You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.

Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information and the role of insurance support organizations with regard to your information.

If you desire additional information on insurance information practices you should direct your requests to the Company at: American General Life Companies LLC, P.O. Box 1931, Houston, TX 77251-1931

TELEPHONE INTERVIEW INFORMATION

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.

USA PATRIOT ACT (This notice is printed in compliance with Section 326 of the USA Patriot Act)

IMPORTANT INFORMATION ABOUT PROCEDURES FOR APPLYING FOR AN INSURANCE POLICY OR ANNUITY CONTRACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including insurance companies, to obtain, verify, and record information that identifies each person who opens an account, including an application for an insurance policy or annuity contract.

What this means for you: When you apply for an insurance policy or annuity contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

AGLC102112